                                        [LOGO] PIONEER
                                               INVESTMENTS-Registered Trademark-






PIONEER
EQUITY-INCOME
FUND


SEMIANNUAL REPORT 4/30/01

 TABLE OF CONTENTS
--------------------------------------------------------------------------------
 Letter from the President                                             1


 Portfolio Summary                                                     2


 Performance Update                                                    3


 Portfolio Management Discussion                                       7


 Schedule of Investments                                              11


 Financial Statements                                                 17


 Notes to Financial Statements                                        24


 Trustees, Officers and Service Providers                             28


 The Pioneer Family of Mutual Funds                                   29

 PIONEER EQUITY-INCOME FUND

 LETTER FROM THE PRESIDENT 4/30/01


 DEAR SHAREOWNER,
--------------------------------------------------------------------------------

 I don't think you could find a better argument for a diversified portfolio than the volatile markets we have experienced in the last several months. The turbulence began when the dot-com bubble burst in the spring of 2000. Then, as higher interest rates began to drain strength from the economy, companies in a wide range of industries issued warnings of declining profits. The result has been a very weak stock market, with high-flying growth and internet-related stocks suffering the most damage. In contrast to these sharp declines, however, less aggressive investments, including many bonds and value stocks, did much better over this painful period.

 You can never eliminate risk entirely, but you and your financial advisor can work to mitigate it. The first step is to review your portfolio diversification, and modify it as necessary. You will probably want to continue holding a mix of stocks and bonds. A portfolio containing a variety of investments with varying risk and opportunity characteristics may be the most comfortable course for most investors. It could also be the most successful.

 As professional investors, we view market downturns as opportunities to reposition our funds' portfolios and take advantage of lower prices to purchase attractive securities. For more than 70 years, that strategy has helped Pioneer fund managers and shareowners reach their financial goals. You may want to put your own investment portfolio through the same process: Look past the bad news and try to bring your portfolio in line with current conditions and your own needs.

 Respectfully,


 /s/ David Tripple

 David Tripple
 Pioneer Investment Management, Inc.

 PIONEER EQUITY-INCOME FUND

 PORTFOLIO SUMMARY 4/30/01


 PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                 96.7%
U.S. Convertible Securities         2.1%
Short-Term Cash Equivalents         1.2%

 SECTOR DISTRIBUTION
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

[CHART]

Utilities                          21.9%
Financials                         16.1%
Communication Services             11.7%
Health Care                        10.3%
Energy                             11.5%
Technology                          5.8%
Consumer Staples                    6.1%
Consumer Cyclicals                  6.5%
Capital Goods                       5.7%
Transportation                      2.2%
Basic Materials                     2.2%

 10 LARGEST HOLDINGS
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

 1. Constellation Energy Group     3.73%
 2. Texaco, Inc.                   3.55
 3. Chevron Corp.                  3.53
 4. SBC Communications, Inc.       3.52
 5. Exxon Mobil Corp.              3.45
 6. Verizon Communications, Inc.   3.05%
 7. Schering-Plough Corp.          2.99
 8. Ford Motor Corp.               2.93
 9. Duke Energy Corp.              2.63
10. KeySpan Energy Corp.           2.22

Fund holdings will vary for other periods.

 PIONEER EQUITY-INCOME FUND

 PERFORMANCE UPDATE 4/30/01                                      CLASS A SHARES


 SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
 NET ASSET VALUE
 PER SHARE                    4/30/01        10/31/00
                              $27.31         $29.55
 DISTRIBUTIONS PER SHARE      INCOME         SHORT-TERM         LONG-TERM
 (10/31/00-4/30/01)           DIVIDENDS      CAPITAL GAINS      CAPITAL GAINS
                              $0.258             -              $2.299


 INVESTMENT RETURNS
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

 AVERAGE ANNUAL TOTAL RETURNS
 (As of April 30, 2001)

           NET ASSET   PUBLIC OFFERING
 PERIOD      VALUE         PRICE*
10 Years     14.96%        14.28%
5 Years      14.26         12.92
1 Year       13.43          6.89

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[CHART]

GROWTH OF $10,000
                       Pioneer Equity-Income        Standard & Poor's
                               Fund*                    500 Index
         4/30/1991                    $9,425                  $10,000
         4/30/1992                   $11,363                  $11,406
                                     $13,807                  $12,457
                                     $14,372                  $13,121
         4/30/1995                   $15,440                  $15,410
                                     $19,514                  $20,049
                                     $22,497                  $25,085
         4/30/1998                   $31,489                  $35,371
                                     $35,349                  $43,083
                                     $33,500                  $47,428
         4/30/2001                   $38,000                  $41,287



  The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PIONEER EQUITY-INCOME FUND

 PERFORMANCE UPDATE 4/30/01                                      CLASS B SHARES


 SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
 NET ASSET VALUE
 PER SHARE                    4/30/01        10/31/00
                              $27.13         $29.37
 DISTRIBUTIONS PER SHARE      INCOME         SHORT-TERM       LONG-TERM
 (10/31/00-4/30/01)           DIVIDENDS      CAPITAL GAINS    CAPITAL GAINS
                              $0.148             -            $2.299


 INVESTMENT RETURNS
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.


 AVERAGE ANNUAL TOTAL RETURNS
 (As of April 30, 2001)

                 IF         IF
PERIOD          HELD     REDEEMED*
Life-of-Class  14.44%     14.44%
(4/4/94)
5 Years        13.37      13.25
1 Year         12.51       8.51

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[CHART]

GROWTH OF $10,000+
                             Pioneer            Standard &
                          Equity-Income           Poor's
                              Fund*             500 Index
          4/4/1994           $10,000             $10,000
                             $10,343             $10,273
                             $10,593             $10,922
                             $11,036             $12,065
                             $12,568             $13,802
         4/30/1996           $13,854             $15,698
                             $14,416             $17,116
                             $15,853             $19,641
                             $18,646             $22,613
                             $22,009             $27,694
        10/31/1998           $21,971             $27,585
                             $24,529             $33,732
                             $24,263             $34,653
                             $23,061             $37,134
                             $25,728             $36,752
         4/30/2001           $25,947             $32,326



+ Index comparison begins on 4/30/94. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PIONEER EQUITY-INCOME FUND

 PERFORMANCE UPDATE 4/30/01                                      CLASS C SHARES


 SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
 NET ASSET VALUE
 PER SHARE                    4/30/01        10/31/00
                              $27.07         $29.32

 DISTRIBUTIONS PER SHARE      INCOME         SHORT-TERM     LONG-TERM
 (10/31/00-4/30/01)           DIVIDENDS      CAPITAL GAINS  CAPITAL GAINS
                              $0.141            -           $2.299



 INVESTMENT RETURNS
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.


 AVERAGE ANNUAL TOTAL RETURNS
 (As of April 30, 2001)

                 IF         IF
PERIOD          HELD     REDEEMED*
Life-of-Class  12.90%     12.90%
(1/31/96)
5 Years        13.29      13.29
1 Year         12.48      12.48

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to investments sold within one year of purchase.


[CHART]

GROWTH OF $10,000
                            Pioneer           Standard &
                         Equity-Income          Poor's
                             Fund*            500 Index
        1/31/1996           $10,000            $10,000
                            $10,133            $10,340
       10/31/1996           $10,534            $11,274
                            $11,580            $12,937
                            $13,622            $14,894
        4/30/1998           $16,075            $18,241
                            $16,047            $18,169
                            $17,908            $22,218
       10/31/1999           $17,708            $22,825
                            $16,813            $24,459
                            $18,761            $24,207
        4/30/2001           $18,910            $21,292


  The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PIONEER EQUITY-INCOME FUND

 PERFORMANCE UPDATE 4/30/01                                      CLASS Y SHARES


 SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
 NET ASSET VALUE
 PER SHARE                    4/30/01        10/31/00
                              $27.34         $29.59

 DISTRIBUTIONS PER SHARE      INCOME         SHORT-TERM     LONG-TERM
 (10/31/00-4/30/01)           DIVIDENDS      CAPITAL GAINS  CAPITAL GAINS
                              $0.293            -           $2.299


 INVESTMENT RETURNS
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.


 AVERAGE ANNUAL TOTAL RETURNS*
 (As of April 30, 2001)

                 IF         IF
PERIOD          HELD     REDEEMED
Life-of-Class   6.52%      6.52%
(7/2/98)
1 Year         13.82      13.82

* Assumes reinvestment of distributions.


[CHART]

GROWTH OF $10,000+
                            Pioneer            Standard &
                         Equity-Income           Poor's
                             Fund*              500 Index
          7/2/1998          $10,000              $10,000
                             $9,680               $9,788
                             $9,841               $9,635
                            $10,366              $11,259
         4/30/1999          $11,045              $11,783
                            $11,060              $11,761
                            $10,990              $12,104
                            $10,307              $12,420
         4/30/2000          $10,506              $12,971
                            $10,667              $12,815
                            $11,796              $12,838
                            $11,927              $12,305
         4/30/2001          $11,958              $11,292


+ Index comparison begins 7/31/98. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PIONEER EQUITY-INCOME FUND

 PORTFOLIO MANAGEMENT DISCUSSION 4/30/01


In the following discussion, John Carey gives an overview of the market environment and Pioneer Equity-Income Fund's performance over the past six months.


Q: WHAT WERE THE RESULTS FOR PIONEER EQUITY-INCOME FUND FOR THE LAST SIX MONTHS,
   AND WHAT CONTRIBUTED TO THE RESULTS?

A: The six months ended April 30, 2001 were quite difficult ones in the stock market. Class A shares of Pioneer Equity-Income Fund ended the period with a small overall gain, 1.27% at net asset value. By comparison the unmanaged Standard & Poor's 500 Index showed a 12.04% decline, and the average equity income fund as measured by Lipper had a loss of 0.23%. (Lipper, Inc. is an independent firm that tracks mutual fund performance.) While the Fund achieved a very modest gain, it was a better-than-average result versus comparable mutual funds and a much better return than the S&P.


Q: WHAT CONTRIBUTED TO THE FUND'S OUTPERFORMANCE OF ITS LIPPER PEERS AND THE
   S&P 500 Index?

A: The major reasons for the Fund's relatively good performance were our significant portfolio underweighting throughout the period in the troubled technology sector, our significant overweighting in the strong utility sector and good returns from a number of individual stocks in other sectors. At April 30, the Fund had only 5.7% of its portfolio invested in technology, versus a 19.2% exposure for the S&P; and the Fund had 21.7% in utilities, versus only a 3.9% S&P weighting in that sector. Otherwise, a number of stocks stood out on the plus side in a variety of industries. GORMAN-RUPP, a manufacturer of pumps, JOHNSON CONTROLS, a maker of automobile seats, and Old Kent Financial, the recipient of a generous tender offer from FIFTH THIRD BANCORP, all did splendidly during the period. For us, the period demonstrated the importance of diversification, emphasis on high quality at reasonable valuations and patience.

 PIONEER EQUITY-INCOME FUND
--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 4/30/01  (CONTINUED)


Q: WHY FOCUS ON DIVIDEND-PAYING STOCKS?

A: The emphasis we place on dividend-paying stocks generally does keep us out of a lot of trouble. Many of the market woes over the past six to twelve months have arisen from intense speculative activity in what are sometimes referred to as "concept" stocks. These are stocks of companies involved in businesses that capture the public imagination in their early stages, but that do not always go on to become "real" companies with sales and earnings to support their occasionally quite lofty share prices. Speculators who fail to make a timely exit from these feeding frenzies often find that they themselves are made a meal of. Of course the internet-stock mania made for quite a spectacular bubble, and when it burst it left an awful lot of people drenched and shivering with bone-chilling losses. But prices even for some of the more established companies in the fashionable market areas became quite inflated during the irrational exuberance of the fabulous bull market. While it was going on, we felt, as we always have, that a modicum of attention to such things as whether the company is actually profitable at a decent level - and profitable according to conservative and consistently applied accounting principles - can go a long ways toward preserving the longer-term value of one's assets. Dividends, especially when they have been paid for many years and at rising rates, are often as good a sign as any that there really is a business there and not just a gorgeously printed stock certificate with little in the way of value behind it.


Q: WERE THERE SOME STOCKS THAT LAGGED THE REST OF THE PORTFOLIO DURING THE SIX
   MONTHS, AND WHAT IS YOUR VIEW ON THOSE STOCKS GOING FORWARD?

A: The communication services and health care sectors were both rather weak. For the Fund, the major investments in communications services are the "Baby Bells," the successors to the original seven telephone companies spun out from the old AT&T at the beginning of 1984. Today only BELLSOUTH remains within its shell, that is, the business territory it had at the start. VERIZON, by contrast, represents the combination of investments our Fund made in Bell Atlantic, NYNEX, and the non-AT&T company GTE, all of which have merged in recent years. Similarly, SBC

 PIONEER EQUITY-INCOME FUND


   includes the original Bell operating companies Southwestern Bell, Ameritech, and Pacific Telesis. Former holding US West was acquired by Qwest, and because of a dramatic reduction in the dividend payment by the new controlling entity we decided to part company with it after the merger was completed last summer. We also own shares of SPRINT and ALLTEL.

   We have avoided the debacles of the start-up telecommunications companies. However, the whole sector was under a cloud due to concerns about overbuilding of telecommunications systems, the costliness of adding internet-access capability and growing price competition. We do not know how long it will be before investors feel that the major issues in the industry are being resolved. In the meantime we are confident that most of us will continue making phone calls and paying phone bills. We believe that the large, dominant regional companies in which we have most of our investments will make it through this trying time and prosper.

   With regard to health care, our positioning is similarly conservative, at least by our lights. We emphasized large pharmaceutical companies and generally kept away from volatile biotechnology, hospital-management, managed-care, and medical-products companies. Over the life of the Fund, some of our very best stock-price performance has come from pharmaceutical investments. The recent underperformance resulted, we think, from some specific concerns with regard to some of the companies, sector rotation in the market as shorter-term investors moved into other sectors and profit taking after the very good relative performance of pharmaceuticals in calendar year 2000. We continue to see great potential for the pharmaceutical stocks we own over the next several years. Indeed we took advantage of the weakness in the group to add one stock, ELI LILLY.

Q: WOULD YOU LIKE TO HIGHLIGHT ANY OTHER CHANGES YOU HAVE MADE IN THE PORTFOLIO?

A: Another stock we added to the portfolio in recent months was TIMKEN, a maker of tapered roller bearings, other types of bearings, and specialty steels. Without the products made by the company, our automobiles,

 PIONEER EQUITY-INCOME FUND
   trucks, and locomotives, among other machines, would quite literally grind to a halt. Yet, as was typical with respect to so many similar kinds of basic manufacturers during these past few years, hardly any investors showed much interest in the shares of Timken. After the shares of Timken had recorded what we felt to be a quite inappropriate decline we purchased some shares for the Fund. Going back over the whole six months ended April 30, 2001 we made investments in the comparably overlooked, unfashionable MEAD, INGERSOLL-RAND, ILLINOIS TOOL WORKS, GENERAL MOTORS and SARA LEE.


Q: WHAT LIES AHEAD FOR THE MARKET?

A: Like everyone we watch the economic numbers. Clearly they show that things have slowed down and that investors are not altogether unjustified in thinking significant risks exist. Inventories are still out of line in some areas, and excess capacity in some industries surely exists. But is there anything really out of the ordinary about any of this? Are people correct in maintaining that "this time is different" (that is, much worse than normal), even when they were not at all correct before the slowdown in maintaining that "this time is different" (that is, much better than ever, a new paradigm)? No, we think they are just as wrong now. The business cycle can be rough. Companies do rise and fall. Products and services do become outmoded and obsolete. Managements do lose their way. Investments do go astray. Not every new plant is required, and not every addition to inventory is a good idea. We are going through one of the periods of adjustment that we need to go through from time to time if excesses are not to become even more excessive and wrong turns by companies are not to end in total corporate destruction.

   Already, though, there are glimmers of light, we think, between the more distant trees in these woods in which we still find ourselves. Some companies are actually beginning to show results a bit better than expected. In any case, we intend to do what we always aim to do, which is to watch our investments closely, to make changes we believe are indicated by their relative, long-term prospects, and otherwise sit patiently and wait. Thank you very much for your continued interest in the Fund.

 PIONEER EQUITY-INCOME FUND

 SCHEDULE OF INVESTMENTS 4/30/01 (UNAUDITED)

SHARES                                                                     VALUE
           CONVERTIBLE PREFERRED STOCKS - 2.1%
           CONSUMER STAPLES - 0.9%
           BROADCASTING (CABLE/TELEVISION/RADIO) - 0.9%
123,000    Cox Communication, Inc., 7.00%, 8/16/02                  $  7,527,600
                                                                    ------------
           TOTAL CONSUMER STAPLES                                   $  7,527,600
                                                                    ------------

           TRANSPORTATION - 1.2%
           RAILROADS - 1.2%
 84,700    Union Pacific Capital Trust, 6.25%, 4/1/28               $  4,042,562
123,000    Union Pacific Capital Trust, 6.25%, 4/1/28 (144A)           5,870,544
                                                                    ------------
           TOTAL TRANSPORTATION                                     $  9,913,106
                                                                    ------------

           TOTAL CONVERTIBLE PREFERRED STOCKS
           (Cost $15,543,900)                                       $ 17,440,706
                                                                    ------------

           COMMON STOCKS - 96.7%
           BASIC MATERIALS - 2.2%
           CHEMICALS - 0.6%
105,232    E.I. du Pont de Nemours and Co.                          $  4,755,434
                                                                    ------------

           IRON & STEEL - 0.9%
523,405    Roanoke Electric Steel Corp.                             $  7,343,372
                                                                    ------------

           METALS MINING - 0.4%
 75,000    Phelps Dodge Corp.                                       $  3,355,500
                                                                    ------------

           PAPER & FOREST PRODUCTS - 0.3%
100,000    Mead Corp.                                               $  2,820,000
                                                                    ------------
           TOTAL BASIC MATERIALS                                    $ 18,274,306
                                                                    ------------

           CAPITAL GOODS - 5.7%
           AEROSPACE/DEFENSE - 0.4%
 38,700    General Dynamics Corp.                                   $  2,982,996
                                                                    ------------

           MACHINERY (DIVERSIFIED) - 1.7%
505,957    The Gorman-Rupp Co.+                                     $ 10,017,949
 50,000    Ingersoll-Rand Co.                                          2,350,000
 86,100    The Timken Co.                                              1,472,310
                                                                    ------------
                                                                    $ 13,840,259
                                                                    ------------

           MANUFACTURING (DIVERSIFIED) - 1.3%
 40,000    Illinois Tool Works, Inc.                                $  2,535,200
117,800    Johnson Controls, Inc.                                      8,528,720
                                                                    ------------
                                                                    $ 11,063,920
                                                                    ------------


   The accompanying notes are an integral part of these financial statements.

 PIONEER EQUITY-INCOME FUND

SHARES                                                                     VALUE
           MANUFACTURING (SPECIALIZED) - 0.5%
112,550    Diebold, Inc.                                            $  3,668,005
                                                                    ------------

           TRUCKS & PARTS - 1.8%
310,500    Paccar, Inc.                                             $ 15,065,460
                                                                    ------------
           TOTAL CAPITAL GOODS                                      $ 46,620,640
                                                                    ------------

           COMMUNICATION SERVICES - 11.6%
           TELECOMMUNICATIONS (LONG DISTANCE) - 1.9%
722,000    Sprint Corp.                                             $ 15,436,360
                                                                    ------------

           TELEPHONE - 9.7%
184,585    ALLTEL Corp.                                             $ 10,080,187
396,400    BellSouth Corp.                                            16,632,944
694,669    SBC Communications, Inc.                                   28,655,096
451,354    Verizon Communications, Inc.                               24,856,065
                                                                    ------------
                                                                    $ 80,224,292
                                                                    ------------
           TOTAL COMMUNICATION SERVICES                             $ 95,660,652
                                                                    ------------

           CONSUMER CYCLICALS - 6.4%
           AUTOMOBILES - 3.6%
810,803    Ford Motor Corp.                                         $ 23,902,472
100,000    General Motors Corp.                                        5,481,000
                                                                    ------------
                                                                    $ 29,383,472
                                                                    ------------

           PUBLISHING - 1.2%
160,000    McGraw-Hill Co., Inc.                                    $ 10,364,800
                                                                    ------------

           PUBLISHING (NEWSPAPERS) - 0.4%
 70,000    Tribune Co.                                              $  2,949,800
                                                                    ------------

           RETAIL (DEPARTMENT STORES) - 0.5%
 50,000    Harcourt General, Inc.                                   $  2,741,000
 41,000    May Department Stores Co.                                   1,527,250
                                                                    ------------
                                                                    $  4,268,250
                                                                    ------------

           SERVICES (ADVERTISING/MARKETING) - 0.7%
167,800    The Interpublic Group of Companies, Inc.                 $  5,696,810
                                                                    ------------
           TOTAL CONSUMER CYCLICALS                                 $ 52,663,132
                                                                    ------------

           CONSUMER STAPLES - 5.2%
           BEVERAGES (NON-ALCOHOLIC) - 0.6%
121,300    PepsiCo, Inc.                                            $  5,314,153
                                                                    ------------

           ENTERTAINMENT - 1.4%
531,200    Cedar Fair, L.P.                                         $ 11,309,248
                                                                    ------------


   The accompanying notes are an integral part of these financial statements.

 PIONEER EQUITY-INCOME FUND

SHARES                                                                     VALUE
           FOODS - 2.7%
130,000    Campbell Soup Co.                                        $  3,957,200
106,000    General Mills, Inc.                                         4,177,460
216,250    H.J. Heinz Co.                                              8,466,188
 50,000    The Quaker Oats Co.                                         4,850,000
 34,000    Sara Lee Corp.                                                676,940
                                                                    ------------
                                                                    $ 22,127,788
                                                                    ------------

           HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.5%
 66,000    Colgate-Palmolive Co.                                    $  3,686,100
                                                                    ------------
           TOTAL CONSUMER STAPLES                                   $ 42,437,289
                                                                    ------------

           ENERGY - 11.3%
           OIL (DOMESTIC INTEGRATED) - 0.9%
253,305    Conoco Inc. (Class B)                                    $  7,705,538
                                                                    ------------

           OIL (INTERNATIONAL INTEGRATED) - 10.4%
297,700    Chevron Corp.                                            $ 28,745,912
316,939    Exxon Mobil Corp.                                          28,080,795
400,000    Texaco, Inc.                                               28,912,000
                                                                    ------------
                                                                    $ 85,738,707
                                                                    ------------
           TOTAL ENERGY                                             $ 93,444,245
                                                                    ------------

           FINANCIALS - 15.8%
           BANKS (MAJOR REGIONAL) - 6.5%
330,836    Fifth Third Bancorp                                      $ 17,785,743
266,600    Mellon Bank Corp.                                          10,911,938
264,000    National City Corp.                                         7,183,440
164,700    SouthTrust Corp.                                            7,831,485
215,662    Wells Fargo Co.                                            10,129,644
                                                                    ------------
                                                                    $ 53,842,250
                                                                    ------------

           BANKS (REGIONAL) - 1.0%
250,000    First Tennessee National Corp.                           $  8,167,500
                                                                    ------------

           INSURANCE (MULTI-LINE) - 0.5%
 53,135    American International Group, Inc.                       $  4,346,443
                                                                    ------------

           INSURANCE (PROPERTY-CASUALTY) - 3.1%
170,100    Chubb Corp.                                              $ 11,354,175
150,000    Safeco Corp.                                                4,005,000
227,800    St. Paul Companies, Inc.                                   10,273,780
                                                                    ------------
                                                                    $ 25,632,955
                                                                    ------------


   The accompanying notes are an integral part of these financial statements.

 PIONEER EQUITY-INCOME FUND

SHARES                                                                     VALUE
           INVESTMENT BANK/BROKERAGE - 0.9%
175,000    Edwards (A.G.), Inc.                                     $  7,117,250
                                                                    ------------

           INVESTMENT MANAGEMENT - 3.8%
232,600    Alliance Capital Management L.P.                         $ 10,722,860
208,000    Eaton Vance Corp.                                           6,718,400
402,000    T. Rowe Price Associates, Inc.                             13,973,520
                                                                    ------------
                                                                    $ 31,414,780
                                                                    ------------
           TOTAL FINANCIALS                                         $130,521,178
                                                                    ------------

           HEALTH CARE - 10.2%
           HEALTH CARE (DIVERSIFIED) - 4.6%
356,600    Abbott Laboratories                                      $ 16,539,108
200,000    Bristol-Myers Squibb Co.                                   11,200,000
105,000    Johnson & Johnson                                          10,130,400
                                                                    ------------
                                                                    $ 37,869,508
                                                                    ------------

           HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 5.2%
 50,000    Eli Lilly & Co.                                          $  4,250,000
190,400    Merck & Co., Inc.                                          14,464,688
631,600    Schering-Plough Corp.                                      24,341,864
                                                                    ------------
                                                                    $ 43,056,552
                                                                    ------------

           HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.4%
 88,000    Becton, Dickinson & Co.                                  $  2,846,800
                                                                    ------------
           TOTAL HEALTH CARE                                        $ 83,772,860
                                                                    ------------

           TECHNOLOGY - 5.7%
           COMMUNICATIONS EQUIPMENT - 0.6%
300,000    Motorola Inc.                                            $  4,665,000
                                                                    ------------

           COMPUTER (HARDWARE) - 3.3%
381,200    Hewlett-Packard Co.                                      $ 10,837,516
145,000    International Business Machines Corp.                      16,695,300
                                                                    ------------
                                                                    $ 27,532,816
                                                                    ------------

           ELECTRONICS (SEMICONDUCTORS) - 0.8%
100,000    Intel Corp.                                              $  3,091,000
100,000    Texas Instruments, Inc.                                     3,870,000
                                                                    ------------
                                                                    $  6,961,000
                                                                    ------------

           PHOTOGRAPHY/IMAGING - 1.0%
180,000    Eastman Kodak Co.                                        $  7,830,000
                                                                    ------------
           TOTAL TECHNOLOGY                                         $ 46,988,816
                                                                    ------------


   The accompanying notes are an integral part of these financial statements.

 PIONEER EQUITY-INCOME FUND

SHARES                                                                     VALUE
           TRANSPORTATION - 0.9%
           AIRLINES - 0.2%
 50,000    Delta Air Lines, Inc.                                    $  2,201,500
                                                                    ------------

           RAILROADS - 0.7%
105,000    Burlington Northern Santa Fe, Inc.                       $  3,087,000
143,600    Norfolk Southern Corp.                                      2,834,664
                                                                    ------------
                                                                    $  5,921,664
                                                                    ------------
           TOTAL TRANSPORTATION                                     $  8,123,164
                                                                    ------------

           UTILITIES - 21.7%
           ELECTRIC COMPANIES - 13.6%
296,200    Allegheny Energy, Inc.                                   $ 15,153,592
235,400    American Electric Power Co., Inc.                          11,614,636
636,500    Constellation Energy Group                                 30,386,510
372,350    DPL, Inc.                                                  11,539,127
300,000    DQE, Inc.                                                   9,129,000
458,000    Duke Energy Corp.                                          21,416,080
284,400    Kansas City Power & Light Co.                               7,422,840
140,000    NSTAR                                                       5,644,800
                                                                    ------------
                                                                    $112,306,585
                                                                    ------------

           NATURAL GAS - 7.0%
100,600    Buckeye Partners, L.P.                                   $  3,360,040
454,700    KeySpan Energy Corp.                                       18,051,590
110,882    Kinder Morgan Energy Partners L.P.                          7,783,916
 72,200    Lakehead Pipe Line Partners, L.P. (Preferred Units)         3,299,540
191,200    NICOR, Inc.                                                 7,493,128
446,600    Questar Corp.                                              14,367,122
147,933    Vectren Corp.                                               3,349,203
                                                                    ------------
                                                                    $ 57,704,539
                                                                    ------------

           POWER PRODUCERS (INDEPENDENT) - 0.5%
100,000    Consol Energy Inc.                                       $  3,825,000
                                                                    ------------

           WATER UTILITIES - 0.6%
150,400    American Water Works Co., Inc.                           $  4,662,400
                                                                    ------------
           TOTAL UTILITIES                                          $178,498,524
                                                                    ------------

           TOTAL COMMON STOCKS
           (Cost $550,760,567)                                      $797,004,806
                                                                    ------------

           TOTAL INVESTMENT IN SECURITIES - 98.8%
           (Cost $566,304,467)                                      $814,445,512
                                                                    ============


   The accompanying notes are an integral part of these financial statements.

 PIONEER EQUITY-INCOME FUND

PRINCIPAL
AMOUNT                                                                     VALUE
               TEMPORARY CASH INVESTMENT - 1.2%
               COMMERCIAL PAPER - 1.2%
$9,547,000     American Express Credit Corp., 4.69%, 5/1/01         $  9,547,000
                                                                    ------------

               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $9,547,000)                                    $  9,547,000
                                                                    ------------

               TOTAL INVESTMENT IN SECURITIES AND
               TEMPORARY CASH INVESTMENT - 100.0%
               (Cost $575,851,467)                                  $823,992,512
                                                                    ============


144ASecurity is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2001, the value of these securities amounted to $5,870,544 or 0.7% of total net assets.

+ Investments held by the Fund representing 5% or more of the outstanding voting stock of such company.

(a) At April 30, 2001, the net unrealized gain on investments based on cost for federal income tax purposes of $575,851,467 was as follows:

     Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost              $266,501,920

     Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value               (18,360,875)
                                                                    ------------

     Net unrealized gain                                            $248,141,045
                                                                    ============

Purchases and sales of securities (excluding temporary cash investments) for the period ended April 30, 2001, aggregated $48,833,956 and $63,317,435, respectively.




   The accompanying notes are an integral part of these financial statements.

 PIONEER EQUITY-INCOME FUND

 BALANCE SHEET 4/30/01 (unaudited)

ASSETS:
  Investment in securities, at value (including temporary cash
     investment of $9,547,000) (cost $575,851,467)                       $823,992,512
  Cash                                                                         10,952
  Receivables -
     Fund shares sold                                                       1,612,281
     Dividends and interest                                                 2,038,374
  Other                                                                        10,154
                                                                         ------------
       Total assets                                                      $827,664,273
                                                                         ------------

LIABILITIES:
  Payables -
     Investment securities purchased                                     $    251,092
     Fund shares repurchased                                                2,043,165
  Due to affiliates                                                           892,086
  Accrued expenses                                                            207,232
                                                                         ------------
       Total liabilities                                                 $  3,393,575
                                                                         ------------

NET ASSETS:
  Paid-in capital                                                        $568,657,329
  Accumulated undistributed net investment income                           5,403,974
  Accumulated undistributed net realized gain on investments                2,068,350
  Net unrealized gain on investments                                      248,141,045
                                                                         ------------
       Total net assets                                                  $824,270,698
                                                                         ============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $525,692,808/19,251,486 shares)                      $      27.31
                                                                         ============
  Class B (based on $260,118,751/9,587,233 shares)                       $      27.13
                                                                         ============
  Class C (based on $35,415,475/1,308,439 shares)                        $      27.07
                                                                         ============
  Class Y (based on $3,043,664/111,310 shares)                           $      27.34
                                                                         ============

MAXIMUM OFFERING PRICE:
  Class A                                                                $      28.98
                                                                         ============


   The accompanying notes are an integral part of these financial statements.

 PIONEER EQUITY-INCOME FUND

 STATEMENT OF OPERATIONS (UNAUDITED)

 FOR THE SIX MONTHS ENDED 4/30/01

INVESTMENT INCOME:
   Dividends                                               $11,911,270
   Interest                                                    173,802
                                                           -----------
         Total investment income                                          $12,085,072
                                                                          -----------

EXPENSES:
   Management fees                                         $ 2,416,595
   Transfer agent fees
      Class A                                                  435,636
      Class B                                                  258,119
      Class C                                                   54,533
      Class Y                                                       42
   Distribution fees
      Class A                                                  646,838
      Class B                                                1,266,735
      Class C                                                  159,852
   Administrative fees                                         105,625
   Custodian fees                                               44,640
   Registration fees                                             1,197
   Professional fees                                            27,309
   Printing                                                     21,167
   Fees and expenses of nonaffiliated trustees                  13,030
   Miscellaneous                                                 5,418
                                                           -----------
      Total expenses                                                      $ 5,456,736
      Less fees paid indirectly                                               (99,621)
                                                                          -----------
      Net expenses                                                        $ 5,357,115
                                                                          -----------
         Net investment income                                            $ 6,727,957
                                                                          -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                       $ 2,301,415
   Change in net unrealized gain on investments                              (709,608)
                                                                          -----------
      Net gain on investments                                             $ 1,591,807
                                                                          -----------
      Net increase in net assets resulting from operations                $ 8,319,764
                                                                          ===========



   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY-INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED 4/30/01 AND THE YEAR ENDED 10/31/00

                                                              SIX MONTHS ENDED
                                                                   4/30/01        YEAR ENDED
FROM OPERATIONS:                                                  (UNAUDITED)       10/31/00
  Net investment income                                     $     6,727,957    $    14,656,923
  Net realized gain on investments                                2,301,415         66,519,762
  Change in net unrealized gain on investments                     (709,608)       (43,657,079)
                                                            ---------------    ---------------
     Net increase in net assets resulting from operations   $     8,319,764    $    37,519,606
                                                            ---------------    ---------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net investment income:
   Class A ($.26 and $0.52 per share, respectively)         $    (4,983,357)   $   (10,555,233)
   Class B ($.15 and $0.28 per share, respectively)              (1,411,989)        (2,749,857)
   Class C ($.14 and $0.27 per share, respectively)                (169,979)          (340,012)
   Class Y ($.29 and $0.62 per share, respectively)                 (29,994)           (60,202)
  Net realized gain:
   Class A ($2.30 and $1.76 per share, respectively)            (41,657,545)       (38,674,197)
   Class B ($2.30 and $1.76 per share, respectively)            (20,081,191)       (19,330,510)
   Class C ($2.30 and $1.76 per share, respectively)             (2,486,531)        (2,471,114)
   Class Y ($2.30 and $1.76 per share, respectively)               (207,083)          (206,266)
                                                            ---------------    ---------------
     Total distributions to shareowners                     $   (71,027,669)   $   (74,387,391)
                                                            ---------------    ---------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                          $    79,016,774    $   152,285,109
  Reinvestment of distributions                                  66,060,099         68,083,498
  Cost of shares repurchased                                    (90,417,964)      (385,976,595)
                                                            ---------------    ---------------
   Net increase (decrease) in net assets resulting from
     fund share transactions                                $    54,658,909    $  (165,607,988)
                                                            ---------------    ---------------
   Net decrease in net assets                               $    (8,048,996)   $  (202,475,773)
NET ASSETS:
  Beginning of period                                           832,319,694      1,034,795,467
                                                            ---------------    ---------------
  End of period (including accumulated undistributed
   net investment income of $5,403,974 and $5,271,336,
   respectively)                                            $   824,270,698    $   832,319,694
                                                            ===============    ===============

                                    '01 SHARES    '01 AMOUNT          '00 SHARES     '00 AMOUNT
CLASS A                             (UNAUDITED)   (UNAUDITED)
Shares sold                         1,520,745    $  41,198,074        3,626,103    $  98,582,842
Reinvestment of distributions       1,634,841       44,049,148        1,669,366       45,882,406
Less shares repurchased            (2,161,856)     (58,595,869)      (9,114,542)    (243,890,094)
                                   ----------    -------------       ----------    -------------
   Net increase (decrease)            993,730    $  26,651,353       (3,819,073)   $ (99,424,846)
                                   ==========    =============       ==========    =============
CLASS B
Shares sold                         1,065,946    $  28,660,729        1,553,273    $  41,887,882
Reinvestment of distributions         725,866       19,450,624          713,993       19,543,375
Less shares repurchased              (988,495)     (26,411,256)      (4,511,215)    (119,487,097)
                                   ----------    -------------       ----------    -------------
   Net increase (decrease)            803,317    $  21,700,097       (2,243,949)   $ (58,055,840)
                                   ==========    =============       ==========    =============
CLASS C
Shares sold                           320,090    $   8,534,579          414,172    $  11,279,145
Reinvestment of distributions          87,264        2,333,066           87,593        2,395,692
Less shares repurchased              (192,049)      (5,127,232)        (797,781)     (21,091,723)
                                   ----------    -------------       ----------    -------------
   Net increase (decrease)            215,305    $   5,740,413         (296,016)   $  (7,416,886)
                                   ==========    =============       ==========    =============
CLASS Y
Shares sold                            22,919    $     623,392           19,432    $     535,240
Reinvestment of distributions           8,433          227,261            9,528          262,025
Less shares repurchased               (10,244)        (283,607)         (56,014)      (1,507,681)
                                   ----------    -------------       ----------    -------------
   Net increase (decrease)             21,108    $     567,046          (27,054)   $    (710,416)
                                   ==========    =============       ==========    =============

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY-INCOME FUND

FINANCIAL HIGHLIGHTS 4/30/01

                                                         SIX MONTHS ENDED
                                                              4/30/01    YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                           (UNAUDITED)    10/31/00    10/31/99    10/31/98    10/31/97     10/31/96
CLASS A
Net asset value, beginning of period                      $    29.55    $   29.97    $   28.10   $   24.78   $   20.37   $    18.22
                                                          ----------    ---------    ---------   ---------   ---------   ----------
Increase from investment operations:
   Net investment income                                  $     0.25    $    0.58    $    0.48   $    0.49   $    0.50   $     0.55
   Net realized and unrealized gain on investments              0.07         1.28         2.62        4.04        5.36         2.24
                                                          ----------    ---------    ---------   ---------   ---------   ----------
          Net increase from investment operations         $     0.32    $    1.86    $    3.10   $    4.53   $    5.86   $     2.79
Distributions to shareowners:
   Net investment income                                       (0.26)       (0.52)       (0.47)      (0.48)      (0.50)       (0.50)
   Net realized gain                                           (2.30)       (1.76)       (0.76)      (0.73)      (0.95)       (0.14)
                                                          ----------    ---------    ---------   ---------   ---------   ----------
Net increase (decrease) in net asset value                $    (2.24)   $   (0.42)   $    1.87   $    3.32   $    4.41   $     2.15
                                                          ----------    ---------    ---------   ---------   ---------   ----------

Net asset value, end of period                            $    27.31    $   29.55    $   29.97   $   28.10   $   24.78   $    20.37
                                                          ==========    =========    =========   =========   =========   ==========
Total return*                                                   1.27%        6.90%       11.26%      18.69%      30.40%       15.53%
Ratio of net expenses to average net assets+                    1.07%**      1.11%        1.09%       1.05%       1.11%        1.19%
Ratio of net investment income to average net assets+           1.93%**      1.95%        1.62%       1.82%       2.22%        2.85%
Portfolio turnover rate                                           12%**        14%          23%         12%         18%          47%
Net assets, end of year (in thousands)                    $  525,693    $ 539,602    $ 661,598   $ 584,389   $ 452,300   $  336,384
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                 1.05%**      1.08%        1.07%       1.04%       1.10%        1.18%
   Net investment income                                        1.95%**      1.98%        1.64%       1.83%       2.23%        2.86%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY-INCOME FUND

FINANCIAL HIGHLIGHTS 4/30/01


                                                          SIX MONTHS ENDED
                                                               4/30/01   YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
                                                            (UNAUDITED)   10/31/00   10/31/99   10/31/98   10/31/97   10/31/96
CLASS B
Net asset value, beginning of year                          $   29.37    $   29.78  $   27.91  $   24.63  $   20.26  $   18.15
                                                            ---------    ---------  ---------  ---------  ---------  ---------
Increase from investment operations:
   Net investment income                                    $    0.14    $    0.35  $    0.25  $    0.29  $    0.33  $    0.41
   Net realized and unrealized gain on investments               0.07         1.28       2.61       4.01       5.32       2.22
                                                            ---------    ---------  ---------  ---------  ---------  ---------
          Net increase from investment operations           $    0.21    $    1.63  $    2.86  $    4.30  $    5.65  $    2.63
Distributions to shareowners:
   Net investment income                                        (0.15)       (0.28)     (0.23)     (0.29)     (0.33)     (0.38)
   Net realized gain                                            (2.30)       (1.76)     (0.76)     (0.73)     (0.95)     (0.14)
                                                            ---------    ---------  ---------  ---------  ---------  ---------
Net increase (decrease) in net asset value                  $   (2.24)   $   (0.41) $    1.87  $    3.28  $    4.37  $    2.11
                                                            ---------    ---------  ---------  ---------  ---------  ---------
Net asset value, end of year                                $   27.13    $   29.37  $   29.78  $   27.91  $   24.63  $   20.26
                                                            =========    =========  =========  =========  =========  =========
Total return*                                                    0.85%        6.04%     10.43%     17.83%     29.35%     14.70%
Ratio of net expenses to average net assets+                     1.86%**      1.91%      1.87%      1.82%      1.88%      1.95%
Ratio of net investment income to average net assets+            1.14%**      1.15%      0.84%      1.05%      1.45%      2.06%
Portfolio turnover rate                                            12%**        14%        23%        12%        18%        47%
Net assets, end of year (in thousands)                      $ 260,119    $ 257,999  $ 328,360  $ 281,469  $ 201,360  $ 134,657
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                  1.84%**      1.89%      1.85%      1.81%      1.87%      1.94%
   Net investment income                                         1.16%**      1.17%      0.86%      1.06%      1.46%      2.07%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY-INCOME FUND

FINANCIAL HIGHLIGHTS 4/30/01

                                                     SIX MONTHS ENDED
                                                          4/30/01     YEAR ENDED  YEAR ENDED  YEAR ENDED   YEAR ENDED  1/31/96 TO
                                                        (UNAUDITED)    10/31/00    10/31/99    10/31/98     10/31/97    10/31/96
CLASS C
Net asset value, beginning of period                     $   29.32    $    29.75  $    27.88  $     24.61  $     20.25  $   19.49
                                                         ---------    ----------  ----------  -----------  -----------  ---------
Increase from investment operations:
   Net investment income                                 $    0.13    $     0.30  $     0.22  $      0.27  $      0.32  $    0.27
   Net realized and unrealized gain on investments            0.06          1.30        2.62         4.02         5.32       0.76
                                                         ---------    ----------  ----------  -----------  -----------  ---------
          Net increase from investment operations        $    0.19    $     1.60  $     2.84  $      4.29  $      5.64  $    1.03
Distributions to shareowners:
   Net investment income                                     (0.14)        (0.27)      (0.21)       (0.29)       (0.33)     (0.27)
   Net realized gain                                         (2.30)        (1.76)      (0.76)       (0.73)       (0.95)        --
                                                         ---------    ----------  ----------  -----------  -----------  ---------
Net increase (decrease) in net asset value               $   (2.25)   $    (0.43) $     1.87  $      3.27  $      4.36       0.76
                                                         ---------    ----------  ----------  -----------  -----------  ---------
Net asset value, end of period                           $   27.07    $    29.32  $    29.75  $     27.88  $     24.61  $   20.25
                                                         =========    ==========  ==========  ===========  ===========  =========
Total return*                                                 0.80%         5.94%      10.35%       17.80%       29.32%      5.34%
Ratio of net expenses to average net assets+                  1.99%**       2.02%       1.97%        1.89%        1.93%      1.98%**
Ratio of net investment income to average net assets+         1.00%**       1.05%       0.74%        0.97%        1.35%      1.91%**
Portfolio turnover rate                                         12%**         14%         23%          12%          18%        47%
Net assets, end of period (in thousands)                 $  35,415    $   32,050  $   41,320  $    25,941  $    12,324  $   4,144
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                               1.96%**       1.98%       1.94%        1.87%        1.91%      1.94%**
   Net investment income                                      1.03%**       1.09%       0.77%        0.99%        1.37%      1.95%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

 PIONEER EQUITY-INCOME FUND

 FINANCIAL HIGHLIGHTS 4/30/01

                                                                         SIX MONTHS ENDED
                                                                              4/30/01       YEAR ENDED   YEAR ENDED   7/2/98 TO
                                                                            (UNAUDITED)      10/31/00     10/31/99    10/31/98
CLASS Y
Net asset value, beginning of period                                          $29.59          $30.00       $28.13      $28.72
                                                                              ------          ------       ------      ------
Increase (decrease) from investment operations:
   Net investment income                                                      $ 0.28          $ 0.70       $ 0.59      $ 0.18
   Net realized and unrealized gain (loss) on investments                       0.06            1.27         2.62       (0.64)
                                                                              ------          ------       ------      ------
          Net increase (decrease) from investment operations                  $ 0.34          $ 1.97       $ 3.21      $(0.46)
Distributions to shareowners:
   Net investment income                                                       (0.29)          (0.62)       (0.58)      (0.13)
   Net realized gain                                                           (2.30)          (1.76)       (0.76)          -
                                                                              ------          ------       ------      ------
Net increase (decrease) in net asset value                                    $(2.25)         $(0.41)      $ 1.87      $(0.59)
                                                                              ------          ------       ------      ------
Net asset value, end of period                                                $27.34          $29.59       $30.00      $28.13
                                                                              ======          ======       ======      ======
Total return*                                                                   1.37%           7.33%       11.67%      (1.59)%
Ratio of net expenses to average net assets+                                    0.66%**         0.70%        0.70%       0.74%**
Ratio of net investment income to average net assets+                           2.33%**         2.37%        2.01%       2.07%**
Portfolio turnover rate                                                           12%**           14%          23%         12%
Net assets, end of period (in thousands)                                      $3,044          $2,669       $3,517      $2,888
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                                 0.64%**         0.68%        0.69%       0.74%**
   Net investment income                                                        2.35%**         2.39%        2.02%       2.07%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.



   The accompanying notes are an integral part of these financial statements.

 PIONEER EQUITY-INCOME FUND

 NOTES TO FINANCIAL STATEMENTS 4/30/01 (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Equity-Income Fund (the Fund), is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Shares of Class A, Class B, Class C and Class Y each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C, respectively. There is no distribution plan for Class Y shareowners.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

 PIONEER EQUITY-INCOME FUND


   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


   Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain from investments is $11,515 of class action settlements received by the Fund during the six months ended April 30, 2001.

B. FEDERAL INCOME TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. FUND SHARES

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $59,885 in underwriting commissions on the sale of fund shares during the six months ended April 30, 2001.

D. CLASS ALLOCATIONS

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see
   Note 3). Income, common expenses and realized and

 PIONEER EQUITY-INCOME FUND
   unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

2. MANAGEMENT AGREEMENT

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated at the annual rate of 0.60% of the Fund's average daily net assets up to $10 billion and 0.575% of the excess over $10 billion.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 2001, $414,352 was payable to PIM related to management fees, administrative fees and certain others services.

3. TRANSFER AGENT

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $127,943 in transfer agent fees payable to PIMSS at April 30, 2001.

4. DISTRIBUTION PLANS

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $349,791 in distribution fees payable to PFD at April 30, 2001.

 PIONEER EQUITY-INCOME FUND


In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2001, CDSCs in the amount of $160,181 were paid to PFD.

5. EXPENSE OFFSETS

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 2001, the Fund's expenses were reduced by $99,621 under such arrangements.

6. LINE OF CREDIT FACILITY

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended April 30, 2001, the Fund had no borrowings under this agreement.

7. AFFILIATED COMPANIES

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of April 30, 2001:

--------------------------------------------------------------------------
                                                  DIVIDEND
 AFFILIATE                 PURCHASES     SALES     INCOME        VALUE
--------------------------------------------------------------------------
 The Gorman-Rupp Co.         $  -         $ -     $161,906    $10,017,949
--------------------------------------------------------------------------

 PIONEER EQUITY-INCOME FUND

 TRUSTEES, OFFICERS AND SERVICE PROVIDERS


TRUSTEES

John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop


OFFICERS

John F. Cogan, Jr., President
David D. Tripple, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary


INVESTMENT ADVISER

Pioneer Investment Management, Inc.


CUSTODIAN

Brown Brothers Harriman & Co.


PRINCIPAL UNDERWRITER

Pioneer Funds Distributor, Inc.


LEGAL COUNSEL

Hale and Dorr LLP


SHAREOWNER SERVICES AND TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc.

 THE PIONEER FAMILY OF MUTUAL FUNDS


For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


GROWTH FUNDS

UNITED STATES

Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund


INTERNATIONAL/GLOBAL

Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund


SECTOR FUNDS

Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science & Technology Fund


GROWTH AND INCOME FUNDS

Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Value Fund (formerly Pioneer II)


INCOME FUNDS

TAXABLE

Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund
Pioneer Strategic Income Fund


TAX-FREE

Pioneer Tax-Free Income Fund


MONEY MARKET FUND

Pioneer Cash Reserves Fund*



*An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

 HOW TO CONTACT PIONEER


 We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


 CALL US FOR:

 ACCOUNT INFORMATION, including existing accounts,
 new accounts, prospectuses, applications
 and service forms                                               1-800-225-6292


 FACTFONE-SM- for automated fund yields, prices,
 account information and transactions                            1-800-225-4321


 RETIREMENT PLANS INFORMATION                                    1-800-622-0176

 TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                    1-800-225-1997


 WRITE TO US:

 PIMSS, Inc.
 P.O. Box 9014
 Boston, Massachusetts 02205-9014

 OUR TOLL-FREE FAX                                               1-800-225-4240

 OUR INTERNET E-MAIL ADDRESS                      ask.pioneer@pioneerinvest.com
 (for general questions about Pioneer only)

 VISIT OUR WEB SITE:                                        www.pioneerfunds.com


 THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.


[LOGO] PIONEER
       INVESTMENTS-Registered Trademark-

 PIONEER INVESTMENT MANAGEMENT, INC.
 60 STATE STREET                                                    1269-00-0601
 BOSTON, MASSACHUSETTS 02109                     PIONEER FUNDS DISTRIBUTOR, INC.
 www.pioneerfunds.com                     -C-UNDERWRITER OF PIONEER MUTUAL FUNDS
                                     [RECYCLED SYMBOL] PRINTED ON RECYCLED PAPER